                                                                    Exhibit 99.1

                         COMPUTATIONAL MATERIALS FOR CONSECO FINANCE
[LOGO OF MERRILL LYNCH]  CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2000-F
--------------------------------------------------------------------------------


                              ABS New Transaction

                        REVISED Computational Materials
                        -------------------------------



                               [LOGO OF CONSECO]



                             Conseco Finance Corp.
                                   Servicer

                     Conseco Finance Securitizations Corp.
                                    Seller

                          $882,700,000 (approximate)
                      Certificates for Home Equity Loans
                                 Series 2000-F






October 19, 2000

________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                         COMPUTATIONAL MATERIALS FOR CONSECO FINANCE
[LOGO OF MERRILL LYNCH]  CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2000-F
--------------------------------------------------------------------------------

The attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.




________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                         COMPUTATIONAL MATERIALS FOR CONSECO FINANCE
[LOGO OF MERRILL LYNCH]  CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2000-F
--------------------------------------------------------------------------------

                       TERM SHEET DATED October 19, 2000

                     Conseco Finance Securitizations Corp.
               Certificates for Home Equity Loans, Series 2000-F
                          $882,700,000 (Approximate)

                              Subject to Revision

SELLER:             Conseco Finance Securitizations Corp.
SERVICER:           Conseco Finance Corp. ("Conseco")
TRUSTEE:            U.S. Bank Trust National Association, St. Paul, Minnesota
LEAD UNDERWRITER:   Merrill Lynch & Co.
CO-UNDERWRITERS:    Banc of America Securities LLC, Chase Securities Inc.,
                    Credit Suisse First Boston, Deutsche Banc Alex. Brown,
                    Lehman Brothers.

------------------------------------------------------------------------------------------------------------------------------------
                                            Est.               Est. Prin.    Est. Prin.     Expected
                                            WAL       Est.      Window        Window          Final            Expected Ratings
                  Approx.       Type       (yrs)      WAL        (mos)         (mos)      Distribution  ----------------------------
    Class          Size                  Call/(1)/   (yrs)     Call/(1)/     Maturity       Date (to      S&P     Moody's    Fitch
                                                    Maturity                                 call)
------------------------------------------------------------------------------------------------------------------------------------
 Fixed Rate
 ----------
 AF-1A             200,000,000   SEN/SEQ      2.82       3.17      1 - 64        1 - 94       03/06        AAA       Aaa       AAA
 AF-1              200,000,000   SEN/SEQ      1.02       1.02      1 - 23        1 - 23       10/02        AAA       Aaa       AAA
 AF-2               25,000,000   SEN/SEQ      2.10       2.10     23 - 26       23 - 26       01/03        AAA       Aaa       AAA
 AF-3               90,000,000   SEN/SEQ      3.07       3.07     26 - 57       26 - 57       08/05        AAA       Aaa       AAA
 AF-4               52,000,000   SEN/SEQ      5.32       6.04     57 - 64       57 - 84       03/06        AAA       Aaa       AAA
 MF-1               49,000,000     MEZ        4.57       5.86     39 - 64      39 - 117       03/06         AA       Aa2        AA
 MF-2               35,000,000     MEZ        4.55       5.82     38 - 64      38 - 117       03/06         A         A2        A
 BF-1               28,000,000     SUB        3.60       3.60     37 - 54       37 - 54       05/05        BBB       Baa2      BBB

 Adjustable Rate
 ---------------
 AV-1              168,000,000     SEN        1.73       1.83      1 - 64        1 - 91       03/06        AAA       Aaa       AAAA
 MV-1               15,750,000     MEZ        4.58       5.28     45 - 64      45 - 110       03/06         AA       Aa2       AAA
 MV-2               10,500,000     MEZ        4.29       4.98     41 - 64      41 - 110       03/06         A         A2        A
 BV-1                9,450,000     SUB        3.30       3.30     37 - 45       37 - 45       08/04        BBB       Baa2      BBB

 Non-Offered Certificates
 ------------------------
 BF-2               21,000,000     SUB
 BV-2                6,300,000     SUB
------------------------------------------------------------------------------------------------------------------------------------

(1) All Offered Certificates are priced to 20% call. If the Purchase Option, Auction Sale is not exercised, the Class AF-4 pass-through rate increases by 0.50%.

Pricing Speed:           Fixed-Rate Mortgage Loans - 125% PPC - 100% prepayment
                         assumption assumes a constant prepayment of 4% in month one increased by approximately an additional 1.45% each month to 20% CPR in month twelve, and remaining at 20%
                         CPR thereafter.

                         Adjustable-Rate Mortgage Loans - 30% CPR




________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                         COMPUTATIONAL MATERIALS FOR CONSECO FINANCE
[LOGO OF MERRILL LYNCH]  CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2000-F
--------------------------------------------------------------------------------


Seller:                    Conseco Finance Securitizations Corp.

Servicer:                  Conseco Finance Corp. ("Conseco")

Trustee:                   U.S. Bank Trust National Association, St. Paul,
                           Minnesota

Statistical
Calculation Date:          August 31, 2000

Cut-off Date: The trust will be entitled to receive all payments due after August 31, 2000 for all loans other than the Subsequent Loans. For each Subsequent Loan, the trust will be entitled to receive all payments due after the last day of either the calendar month in which the subsequent closing occurs or the preceding month, as specified by the Seller.

Expected Closing Date:     October 31, 2000

Expected Pricing Date:     On or about October 20, 2000

Registration:              The Offered Certificates will be available in book-
                           entry form through DTC, Euroclear or Clearstream.

Record Date:               The business day just before the Payment Date.

Payment Date:              The 15/th/ day of each month (or if such 15/th/ day
                           is not a business day, the next succeeding business
                           day) commencing on December 15, 2000.

Mortgage Loan
Groups:                    1) Fixed Rate Group I generally supports the Class
                           AF-1A certificates;
                           2) Fixed Rate Group II generally supports all fixed rate certificates other than the Class AF-1A certificates (together with (1), the "Fixed Rate Groups");
                           3) Adjustable Rate Group generally supports the adjustable rate certificates.

Day Count:                 30/360 for the fixed rate Certificates and Actual/360
                           for the adjustable rate Certificates.

Denominations:             $50,000 minimum and integral multiples of $1,000 in
                           excess thereof.

Tax Status:                REMIC Election

ERISA: The Class A Certificates are expected to be ERISA eligible. Prospective investors that are pension plans should consult their own counsel with respect to an investment in the Offered Certificates.

SMMEA: The Offered Certificates will not constitute "mortgage related securities" for purposes of SMMEA.

Initial
Mortgage Loans:            The statistical information presented in this Term
                           Sheet is with respect to the Initial Mortgage Loans
                           (the "Initial Mortgage Loans") only and is based on balances as of the close of business on August 31, 2000. The Initial Mortgage Loans consist primarily of conventional, fully amortizing and balloon, first, second, and third lien, fixed and adjustable rate closed end, one-

________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                         COMPUTATIONAL MATERIALS FOR CONSECO FINANCE
[LOGO OF MERRILL LYNCH]  CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2000-F
--------------------------------------------------------------------------------

                           to four-family residential mortgage loans. The total Initial Mortgage Loans will consist of 9,255 loans, with a principal balance of approximately $679,403,205.08. The Initial Mortgage Loans have been divided into three separate Mortgage Loan Groups. The Initial Fixed Rate Group I will consist of 2,752 fixed rate mortgage loans with a principal balance of approximately $200,000,043.48. The Initial Fixed Rate Group II will consist of 4,996 fixed rate mortgage loans with a principal balance of approximately $292,509,741.45. The Initial Adjustable Rate Group will consist of 1,507 adjustable rate mortgage loans with a principal balance of approximately $186,893,420.15

Additional Collateral:     Between the Statistical Calculation Date and the
                           Expected Closing Date, the Seller expects to deposit
                           Additional Mortgage Loans ("Additional Mortgage
                           Loans") for each of the Mortgage Loan Groups. It is expected that the Additional Mortgage Loans will have characteristics which are substantially similar to the Initial Mortgage Loans of each Group.

Pre-Funding Feature
And Subsequent
Mortgage Loans:            On the Closing Date, a portion of the proceeds from
                           the sale of the Offered Certificates (the "Pre-Funded
                           Amount") will be deposited with the Trustee in a segregated account (the "Pre-Funding Account") and used by the Trust to purchase additional Fixed Rate and Adjustable Rate Mortgage Loans during the
                           Pre-Funding Period (the "Subsequent Loans"). The
                           Pre-Funding Account is not expected to exceed 25% of the aggregate original principal balance of the certificates as of the Closing Date. The Pre-Funded
                           Amount will be reduced during the Pre-Funding Period by the amounts thereof used to fund such purchases.
                           Any amounts remaining in the Pre-Funding Account following the Pre-Funding Period will be (i) paid to the Class AF-1A Certificateholders in the case of amounts which had been allocated to fund the purchase of additional mortgage loans for Fixed Rate Group I
                           (which is expected to be $0), (ii) paid sequentially to the Class AF Certificateholders (other than the Class AF-1A Certificateholders) in the case of amounts which had been allocated to fund the purchase of additional mortgage loans for Fixed Rate Group II, and (iii) paid to the Class AV-1 Certificateholders in the case of amounts which had been allocated to fund the purchase of additional Adjustable Rate
                           Mortgage Loans.

Final Mortgage
Loan Groups:               Final Mortgage Loan Groups will be based on balances
                           as of the related Cut-off Date. The collateral composition of the pools is expected to be similar to the Initial Mortgage Loan Groups.

Source for Calculation
of One-Month LIBOR:        Telerate page 3750.

Servicing Fee Rate:        50 basis points

Distributions:             On each Payment Date distributions on the
                           certificates will be made to the extent of the Amount
                           Available. The "Amount Available" will generally consist of payments made on or in respect of the Mortgage Loans, and will include amounts otherwise payable to the Servicer (so long as Conseco is the Servicer) as the monthly Servicing Fee, and amounts otherwise payable to the Class C Certificateholder.




________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                         COMPUTATIONAL MATERIALS FOR CONSECO FINANCE
[LOGO OF MERRILL LYNCH]  CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2000-F
--------------------------------------------------------------------------------

Interest on the
Class A, M-1, M-2
B-1 Certificates:   On each Payment Date the Amount Available will be
                    distributed to pay interest as follows:

                    . first to each class of the Class AF Certificates (AF-1A, AF-1, AF-2, AF-3, AF-4), and the Class AV-1 Certificates concurrently,
                    . then to the Class MF-1 Certificates and MV-1 Certificates, concurrently,
                    . then to the Class MF-2 Certificates and MV-2 Certificates, concurrently, and
                    . then to the Class BF-1 Certificates and BV-1 Certificates concurrently.

                    Interest will accrue on the outstanding Class AF-1A Certificate principal balance, Class AF principal balance (exclusive of the Class AF-1A Certificate principal balance), Class MF-1 adjusted principal balance, Class MF-2 adjusted principal balance, and the Class BF-1 adjusted principal balance, at the related pass-through rate calculated on a 30/360 basis. Interest on the outstanding Class AF-1A Certificate principal balance, Class AF Certificate principal balance (exclusive of the Class AF-1A Certificate principal balance), Class MF-1 adjusted principal balance, Class MF-2 adjusted principal balance and Class BF-1 adjusted principal balance, as applicable, will initially accrue from the Closing Date and thereafter from the most recent Payment Date on which interest has been paid, in each case, to but excluding the following Payment Date.

                    Interest will accrue on the outstanding Class AV-1 Certificate principal balance, Class MV-1 adjusted principal balance, Class MV-2 adjusted principal balance, and Class BV-1 adjusted principal balance, at the related pass-through rate calculated on an Actual/360 basis.

                    The adjusted principal balance of any of the Class M-1, M-2, B-1 and B-2 Certificates is the principal balance less any liquidation loss principal amounts allocated to that Class.

                    Interest on the Certificates will initially accrue from the Closing Date and thereafter from the most recent Payment Date on which interest has been paid, in each case, to but excluding the following Payment Date.

Step-up Coupon:     In the event that the Purchase Option, Auction Sale is not exercised, the Class AF-4 pass-through rate will increase by 0.50%.

Interest Shortfalls
And Carryovers:     If the Amount Available on any Payment Date is insufficient to make the full distributions of interest to a class of offered certificates (the Class A, M-1, M-2 and B-1
                    Certificates each being treated as a single class for this purpose), the Amount Available remaining after payments with a higher payment priority are made will be distributed pro rata among such class. Any interest due but unpaid from a prior Payment Date will also be due on the next Payment
                    Date, together with accrued interest thereon at the applicable pass-through rate to the extent legally permissible.

AV-1, MV-1
MV-2, BV-1 Pass-
Through Rate:       The pass-through rate for the Class AV-1, MV-1, MV-2, and
                    BV-1 Certificates will be floating and for any monthly period will equal the lesser of one-month LIBOR plus the pass-through margin or the Available Funds Pass-Through
                    Rate, but in no case more than 14.0%.


________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                         COMPUTATIONAL MATERIALS FOR CONSECO FINANCE
[LOGO OF MERRILL LYNCH]  CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2000-F
--------------------------------------------------------------------------------

Available Funds
Pass-Through Rate:         The "Available Funds Pass-Through Rate" for any
                           Payment Date will be a rate per annum equal to the weighted average of the Expense Adjusted Mortgage
                           Rates on the then outstanding Adjustable Rate
                           Mortgage Loans. The "Expense Adjusted Mortgage Rate" on any adjustable rate mortgage loan is equal to the then applicable loan interest rate thereon, minus the Servicing Fee, which is 0.50% per annum.

Class B-2 Interest:        On each Payment Date, after payment of all interest
                           and principal due on the Class A, Class M-1, Class M-
                           2 and Class B-1 Certificates, interest will be paid to the Class B-2 Certificateholders in an amount equal to the product of (a) the applicable Class B-2 pass-through rate and (b) the then outstanding Class
                           B-2 adjusted principal balance. Interest on the Class
                           B-2 Certificates will initially accrue from the Closing Date and thereafter will accrue from the most recent Payment Date on which interest has been paid to, in each case, but excluding the following Payment
                           Date. Interest will be computed on a 30/360 basis for the Class BF-2 Certificates and on an Actual/360 basis for the Class BV-2 Certificates. Interest shortfalls will be carried forward, and will accrue interest at the related Class B-2 pass-through rate, to the extent legally permissible.

Principal
Distributions:             On each Payment Date after all interest is
                           distributed to the Class A, Class M-1, Class M-2, and
                           Class B-1 Certificateholders, the remaining Amount
                           Available will be distributed to make principal distributions as follows and in the following order of priority:

                           i)   first, concurrently, to the Class AV-1
                                Certificates, the Class AV-1 Principal
                                Distribution Amount, to the Class AF-1A
                                Certificates, the Class AF-1A Principal
                                Distribution Amount, and to the Class AF
                                Certificates (other than the Class AF-1A
                                Certificate) then entitled to a principal distribution, the Class AF Principal Distribution Amount;

                           ii)  then, concurrently, to the Class MV-1
                                Certificates, the Class MV-1 Principal
                                Distribution Amount and to the Class MF-1
                                Certificates the Class MF-1 Principal
                                Distribution Amount;

                           iii) then, concurrently, to the Class MV-2
                                Certificates, the Class MV-2 Principal
                                Distribution Amount and to the Class MF-2
                                Certificates the Class MF-2 Principal
                                Distribution Amount ; and

                           iv)  then, concurrently, to the Class BV-1
                                Certificates, the Class BV-1 Principal
                                Distribution Amount and to the Class BF-1
                                Certificates the Class BF-1 Principal
                                Distribution Amount.

                           On each Payment Date, the Class AF-1A Principal Distribution Amount will be distributed fully to the Class AF-1A Certificates, and the Class AF Principal Distribution Amount will be distributed sequentially to the Class AF Certificates (other than the Class AF-1A Certificate).

                           If the Amount Available on any Payment Date is insufficient to make full distributions of principal to a class of certificates (the Class A, M-1, M-2 and B-1 Certificates each being treated as a single Class for this purpose), the Amount Available remaining after payments with a higher payment priority are made will be distributed pro-rata among such class.


Fixed Rate Group I Formula
Principal Distribution
Amount: On each Payment Date will be equal to the sum of (i) all scheduled payments of principal due on each outstanding Group I fixed rate loan during the related Due Period, (ii) the scheduled principal balance of each Group I fixed rate loan which, during the related Due Period, was repurchased by the Seller, (iii) all partial principal prepayments applied and all principal prepayments in full received during such Due Period in respect of each Group I fixed rate
________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                         COMPUTATIONAL MATERIALS FOR CONSECO FINANCE
[LOGO OF MERRILL LYNCH]  CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2000-F
--------------------------------------------------------------------------------

                              loan, (iv) the scheduled principal balance of each Group I fixed rate loan that became a liquidated loan during the related Due Period, (v) any amount described in clauses (i) through (iv) above that was not previously distributed because of an insufficient amount of funds available.

Fixed Rate Group II Formula
Principal Distribution
Amount: On each Payment Date will be equal to (A) the sum of (i) all scheduled payments of principal due on each outstanding fixed rate loan during the related Due Period, (ii) the scheduled principal balance of each fixed rate loan which, during the related Due Period, was repurchased by the Seller,
                              (iii) all partial principal prepayments applied and all principal prepayments in full received during such Due Period in respect of each fixed rate loan, (iv) the scheduled principal balance of each fixed rate loan that became a liquidated loan during the related Due Period, and (v) any amount described in clauses (i) through (iv) above that was not previously distributed because of an insufficient amount of funds available, minus (B) the Fixed Rate Group I Formula Principal Distribution Amount.

Formula Principal
Distribution Amount:          On each Payment Date will be equal to (A) the sum
                              of (i) all scheduled payments of principal due on each outstanding loan during the related Due
                              Period, (ii) the scheduled principal balance of each loan which, during the related Due Period, was repurchased by the Seller, (iii) all partial principal prepayments applied and all principal prepayments in full received during such Due
                              Period in respect of each loan, (iv) the scheduled principal balance of each loan that became a liquidated loan during the related Due Period, and
                              (v) any amount described in clauses (i) through
                              (iv) above that was not previously distributed because of an insufficient amount of funds minus
                              (B) the sum of the Fixed Rate Group I Formula
                              Principal Distribution Amount and the Fixed Rate
                              Group II Formula Principal Distribution Amount.

Class AF Formula Principal
Distribution Amount:          The Class AF Formula Principal Distribution Amount
                              will generally be equal to (i) if the Payment Date is prior to the related Stepdown Date or a Trigger
                              Event exists, the sum of the Fixed Rate Group I
                              Formula Principal Distribution Amount and the
                              Fixed Rate Group II Formula Principal Distribution
                              Amount for such Payment Date, or (ii) with respect to any Payment Date on or after the Stepdown Date and as to which a Trigger Event is not in effect, the excess of (A) Class AF Certificate Principal
                              Balance immediately prior to such Payment Date over (B) the lesser of (x) 58.00% of the aggregate scheduled principal balances of the fixed rate loans or (y) the then outstanding aggregate scheduled principal balances of the fixed rate loans minus $14,000,000.

Class AF-1A Formula Principal
Distribution Amount:          The Class AF-1A Formula Principal Distribution
                              Amount will generally be equal to (i) if the Payment Date is prior to the related Stepdown Date or a Trigger Event exists, 100% of the Fixed Rate
                              Group I Formula Principal Distribution Amount for such Payment Date, or (ii) with respect to any Payment Date on or after the Stepdown Date and as to which a Trigger Event is not in effect, the least of (A) the Class AF-1A Certificate Principal
                              Balance immediately prior to such Payment Date,
                              (B) the Fixed Rate Group I Formula Principal
                              Distribution Amount, and (C) the Class AF Formula
                              Principal Distribution Amount.

Class AF Group II Formula
Principal Distribution
Amount: The Class AF Group II Formula Principal Distribution Amount will generally be equal to (i) if the Payment Date is prior to the related Stepdown Date or a Trigger Event exists, 100% of the Fixed Rate Group II Formula Principal Distribution Amount for such Payment Date, or (ii)

________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                         COMPUTATIONAL MATERIALS FOR CONSECO FINANCE
[LOGO OF MERRILL LYNCH]  CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2000-F
--------------------------------------------------------------------------------

                         with respect to any Payment Date on or after the Stepdown Date and as to which a Trigger Event is not in effect, the least of (A) the Class AF Certificate Principal Balance (exclusive of the Class AF-1A Certificate Principal Balance immediately prior to such Payment Date, (B) the Fixed Rate Group II Formula Principal Distribution Amount, and (C) the Class AF Formula Principal Distribution Amount minus the Class AF-1A Formula Principal Distribution Amount.

Class AV-1 Principal
Distribution Amount:     The Class AV-1 Principal Distribution Amount will
                         generally be equal to (i) if the Payment Date is before the Stepdown Date or a Trigger Event exists, 100% of the Formula Principal Distribution Amount, and (ii) if the Payment Date is on or after the Stepdown Date and no Trigger Event exists, the excess of (A) the Class
                         AV-1 Certificate Principal Balance over (B) the lesser of (x) 57.00% of the aggregate scheduled principal balances of the adjustable rate loans or (y) the aggregate scheduled principal balance of the adjustable rate loans minus $3,150,000.

Class M-1 Principal
Distribution Amount:     With respect to any Payment Date on or after the
                         related Stepdown Date and as long as a Trigger Event is not in effect for the related Mortgage Loan Group, the excess of (i) the sum for such Mortgage Loan Group of
                         (A) the related Class A Certificate Principal Balance and (B) the related Class M-1 Certificate Principal
                         Balance immediately prior to such Payment Date over
                         (ii) the lesser of (a) 72.00% for the Fixed Rate Groups or 72.00% for the Adjustable Rate Mortgage Group of the Scheduled Principal Balance of such Mortgage Loans in the related Mortgage Group on the preceding Due Date and (b) the Scheduled Principal Balance of the Mortgage
                         Loans in such Mortgage Group on the preceding Payment
                         Date less $14,000,000 for the Fixed Rate Groups
                         ($3,150,000 for the Adjustable Rate Mortgage Group).

Class M-2 Principal
Distribution Amount:     With respect to any Payment Date on or after the
                         related Stepdown Date and as long as a Trigger Event is not in effect for the related Mortgage Loan Group, the excess of (i) the sum for such Mortgage Loan Group of
                         (A) the related Class A Certificate Principal Balance and (B) the related Class M-1 Certificate Principal
                         Balance and (C) the related Class M-2 Certificate
                         Principal Balance immediately prior to such Payment
                         Date over (ii) the lesser of (a) 82.00% for the Fixed
                         Rate Mortgage Loan Group or 82.00% for the Adjustable
                         Rate Mortgage Loan Group of the Scheduled Principal
                         Balance of such Mortgage Loans in the related Mortgage
                         Loan Group on the preceding Due Date and (b) the Scheduled Principal Balance of the Mortgage Loans in such Mortgage Loan Group on the preceding Payment Date less $14,000,000 for the Fixed Rate Groups ($3,150,000 for the Adjustable Rate Mortgage Group).

Class B Principal
Distribution Amount:     With respect to any Payment Date on or after the
                         related Stepdown Date and as long as a Trigger Event is not in effect for the related Mortgage Loan Group, the excess of (i) the sum for such Mortgage Loan Group of
                         (A) the related Class A Certificate Principal Balance and (B) the related Class M-1 Certificate Principal
                         Balance and (C) the related Class M-2 Certificate
                         Principal Balance and (D) the related Class B-1
                         Certificate Principal Balance and (E) the related Class
                         B-2 Certificate Principal Balance immediately prior to such Payment Date over (ii) the lesser of (a) 96.00% for the Fixed Rate Mortgage Loan Groups or 97.00% for the Adjustable Rate Mortgage Loan Group of the
                         Scheduled Principal Balance of such Mortgage Loans in the related Mortgage Loan Group on the preceding Due
                         Date and (b) the Scheduled Principal Balance of the
                         Mortgage Loans in such Mortgage Loan Group on the preceding Payment date less $14,000,000 for the Fixed
                         Rate Groups ($3,150,000 for the Adjustable Rate
                         Mortgage Group). The Class B Principal Distribution
                         Amount will be distributed sequentially to the Class B-
                         1 and Class B-2 Certificates. After payments of interest and principal on Class A,

________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                         COMPUTATIONAL MATERIALS FOR CONSECO FINANCE
[LOGO OF MERRILL LYNCH]  CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2000-F
--------------------------------------------------------------------------------

                         Class M-1, Class M-2 and Class B-1, and interest payments on Class B-2, the Class B-2 Certificateholders will receive the remaining portion of the Class B Principal Distribution Amount.


Stepdown Date:           With respect to each Mortgage Loan Group, is the
                         earlier to occur of (i) the later to occur of (A) the Payment Date in December 2003 and (B) the first Payment
                         Date on which (I) the Class A Certificate Principal balance of such Mortgage Loan Group is less than or equal to (II) 58% for the Fixed Rate Mortgage Loan
                         Group or 57% for the Adjustable Rate Mortgage Loan
                         Group of the Scheduled Principal Balances of the Mortgage Loans in such Mortgage Loan Group and (ii) the
                         Payment Date on which the Certificate Principal Balance of the related Class A Certificates has been reduced to zero.





________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                            COMPUTATIONAL MATERIALS FOR CONSECO FINANCE
[LOGO OF MERRILL LYNCH]  CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2000-F
--------------------------------------------------------------------------------

Trigger Event:      A Trigger Event is in effect for the certificates if on
                    that payment date:

                    (1) The three-month rolling average percentage of the loans that are 60 days or more delinquent in payment of principal and interest exceeds the product of (a) the Senior Enhancement Percentage for the certificates and
                         (b) 42.5%; or
                    (2)  The cumulative loss test is not satisfied:

Cumulative Realized
Losses Test:        The Cumulative Realized Losses Test is satisfied for any
                    payment date if the cumulative realized loss ratio for the loans for such payment date is less than or equal to the percentage set forth below for the specified period:

                                    Fixed Rate                                  Adjustable Rate
                                    ----------                                  ---------------
                    Month                        Percentage            Month                     Percentage
                    -----                        ----------            -----                     ----------
                    37-48                         [4.40%]              37-48                        [4.20%]
                    49-60                         [5.23%]              49-60                        [4.99%]
                    61-84                         [5.50%]              61-84                        [5.25%]
                    85 and thereafter             [6.00%]              85 and thereafter            [5.75%]

Senior Enhancement
Percentage:         The Senior Enhancement Percentage for any Payment Date will equal the percentage obtained by dividing (I) the excess of
                    (A) the Pool Scheduled Principal Balance over (B) the Class
                    A Principal Balance, by (ii) the Pool Scheduled Principal
                    Balance.

Credit Support Percentage:

                                                Fixed Rate

                 Initial Credit Support                              After Stepdown Date
                 ----------------------                              -------------------
                 Rating             Percent                          Rating         Percent
                 ------             -------                          ------         -------
                 AAA/Aaa            21.00%                           AAA/Aaa          42.00%
                 AA/Aa2             14.00%                           AA/Aa2           28.00%
                 A/A2                9.00%                           A/A2             18.00%
                 BBB/Baa2            5.00%                           BBB/Baa2         10.00%

                                               Adjustable Rate

                 Initial Credit Support                              After Stepdown Date
                 ----------------------                              -------------------
                 Rating             Percent                          Rating         Percent
                 ------             -------                          ------         -------
                 AAA/Aaa            21.50%                           AAA/Aaa          43.00%
                 AA/Aa2             14.00%                           AA/Aa2           28.00%
                 A/A2                9.00%                           A/A2             18.00%
                 BBB/Baa2            4.50%                           BBB/Baa2          9.00%

________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in the communication and will be superseded by the information set forth in the final prospectus supplement.

                           COMPUTATIONAL MATERIALS FOR CONSECO FINANCE
[LOGO OF MERRILL LYNCH]  CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2000-F
-------------------------------------------------------------------------------

Losses on Liquidated
Home Equity Loans:       If net liquidation proceeds from liquidated loans in
                         the respective collection period are less than the scheduled principal balance of such liquidated loans plus accrued and unpaid interest thereon, the deficiency (a "Liquidation Loss Amount") will be absorbed by the Class C Certificateholder, then the Servicing Fee otherwise payable to the Servicer (as long as Conseco is the Servicer), then the Class B-2
                         Certificateholders, then the Class B-1
                         Certificateholders, then the Class M-2
                         Certificateholders and then the Class M-1
                         Certificateholders.

Overcollateralization:   There will be overcollateralization of approximately 0%
                         building to the Target Overcollateralization Amount.

                         The certificateholders will be entitled to receive additional distributions in respect of principal on each Payment Date to the extent there is any amount available remaining after payment of all interest and principal on the certificates and the monthly Servicing Fee for such Payment Date, until the overcollateralization amount equals the Target Overcollateralization Amount. Such additional distributions in respect of principal will be paid in accordance with the distribution priorities described in the prospectus supplement.

Target Overcollateralization
Amount: The Target Overcollateralization Amount will equal 2.00% for the Fixed Rate Mortgage Loan Group and 1.50% for the Adjustable Rate Mortgage Loan Group of the sum of (A) the aggregate Cut-off Date principal balance of related Loans included in the Trust as of the Closing Date and (B) the amount on deposit in the related Pre-Funding Account on the Closing Date. If the Target Overcollateralization Amount for a Mortgage Loan Group is met on a Payment Date, any amount available remaining after payment of all interest and principal payable on the corresponding certificates and the Monthly Servicing Fee for such Payment Date will be applied to build the overcollateralization for the other Mortgage Loan Group.

Cross-collateralization: In the event that collections with respect to a particular Mortgage Loan Group are in excess of the amount required to pay interest and principal due on the certificates related to such Mortgage Loan Group on a given Payment Date, such excess will be available to pay interest and principal then due on any certificates related to another Mortgage Loan Group to the extent that collections with respect to such Mortgage Loan Group are not sufficient to pay interest and principal due on such Payment Date on such certificates.

Purchase Option;
Auction Sale:            Beginning on the Payment Date when the scheduled
                         principal balance of the loans is less than 20% of the Cut-off Date principal balance of the loans, the holder of the Class C Certificates will have the right to repurchase all of the outstanding loan, at a price sufficient to pay the aggregate unpaid principal balance of the certificates and all accrued and unpaid interest thereon.

                         If the holder of the Class C Certificates does not exercise this Purchase Option, then on the next Payment Date the Trustee will begin an auction process to sell the loans and the other trust assets, but the Trustee cannot sell the trust assets and liquidate the trust unless the proceeds of that sale are sufficient to pay the aggregate unpaid principal balance of the certificates and all accrued and unpaid interest thereon. If the first auction of the trust property is not successful because the highest bid received is too low, then the Trustee will conduct an auction of the loans every third month thereafter, unless and until an acceptable bid is received for the trust property.

________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in the communication and will be superseded by the information set forth in the final prospectus supplement.

                            COMPUTATIONAL MATERIALS FOR CONSECO FINANCE
[LOGO OF MERRILL LYNCH]  CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2000-F
-------------------------------------------------------------------------------

               If the Purchase Option is not exercised by the holder of the Class C Certificates, excess cashflow after all payments of interest and principal due on the Certificates (excluding Class
               C) are made will be used to paydown principal as follows:

               For the fixed rate certificates:

               (i) simultaneously, (a) excess from the Fixed Rate Group I will pay down Class AF-1A until the certificate principal balance is reduced to zero, and (b) excess from Fixed Rate Group II will pay down the remaining Class AF certificates (other than the Class AF-1A Certificates) pro-rata, until the certificate principal balances are reduced to zero;

               (ii) next, after the retirement of either (a) or (b) above, all excess cashflow from fixed rate loans will be used to pay any remaining certificate principal balance on the Class AF certificates, if necessary, until the certificate principal balances are reduced to zero;

               (iii) next, all excess cashflow from fixed rate loan will be used to pay the remaining fixed rate Class MF-1 certificates, Class MF-2 certificates, Class BF-1 certificates, and the Class BF-2 certificates, pro-rata based on outstanding principal balance, until the related certificate principal balances are reduced to zero.

               For the adjustable rate certificates:

               (i) first, excess from the Adjustable Rate Group will pay down the Class AV-1 certificates until the certificate principal balance is reduced to zero;

               (ii) next, all excess cashflow from the Adjustable Rate Group will be used to pay the remaining adjustable rate certificates, pro-rata based on outstanding principal balance, until the related certificate principal balances are reduced to zero.

________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in the communication and will be superseded by the information set forth in the final prospectus supplement.

                             COMPUTATIONAL MATERIALS FOR CONSECO FINANCE
[LOGO OF MERRILL LYNCH]   CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2000-F
--------------------------------------------------------------------------------

DESCRIPTION OF THE COLLATERAL
FIXED RATE GROUP I
Summary

                                                                               Total               Minimum              Maximum
                                                                               -----               -------              --------
    ----------------------------------------------------------------------------------------------------------------------------
    Statistical Calculation Date Aggregate Principal Balance         $200,000,043.48
    Number of Loans                                                            2,752
    Average Original Loan Balance                                         $72,785.62             $9,586.00           $403,000.00
    Average Current Loan Balance                                          $72,674.43             $8,485.72           $403,000.00
    Weighted Average Combined LTV                                             89.385%               12.669%              100.000%
    Weighted Average Gross Coupon                                             12.704%                7.590%               20.400%
    Weighted Average Remaining Term to Maturity (months)                         244                    54                   360
    Weighted Average Original Term (months)                                      245                    60                   360
    Weighted Average FICO Credit Score                                           620                   300                   805
    Weighted Average Debt to Income Ratio                                      43.69%                 6.00%               100.00%
    ----------------------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------------------
                                                                                             Percent of Statistical Calculation
                                                                                             ----------------------------------
                                                              Range                                 Date Principal Balance
                                                              -----                                 ----------------------
             Fully Amortizing Mortgage Loans                                                                 64.72%
             Balloon Mortgage Loans                                                                          35.28%

             Lien Position                                    First                                          87.29%
                                                              Second                                         12.39%
                                                              Third                                           0.32%

             Property Type                                    One to Two Family                              87.03%
                                                              Manufactured Homes                              7.92%
                                                              Single Family                                   3.05%
                                                              Farmland                                        1.14%
                                                              Condominium                                     0.72%
                                                              Three to Four Family                            0.14%

             Occupancy Status                                 Primary                                        96.53%
                                                              Rental                                          3.47%

             Geographic Distribution                          California                                      6.11%
                                                              Texas                                          20.38%
                                                              Florida                                         5.05%

             Largest Zip Code Concentration                   76009                                           0.30%

             Credit Grade                                     A-1                                            52.61%
                                                              A-2                                            22.69%
                                                              B                                              18.83%
                                                              C                                               5.11%
                                                              D                                               0.76%
                                                              NA                                              0.01%

             Delinquency                                       0 - 29 Days                                  100.00%
                                                              30 - 59 Days                                    0.00%
    -----------------------------------------------------------------------------------------------------------------------------


    ----------------------------------------------------------------------------
    Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in the communication and will be superseded by the information set forth in the final prospectus supplement.

                         COMPUTATIONAL MATERIALS FOR CONSECO FINANCE
[LOGO OF MERRILL LYNCH]  CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2000-F
--------------------------------------------------------------------------------

================================================================================
GEOGRAPHIC DISTRIBUTION - FIXED RATE GROUP I

                                                       Aggregate Principal           % of Fixed Rate Group by
     State or Territory        Number of Loans         Balance Outstanding         Outstanding Principal Balance
-------------------------------------------------------------------------------------------------------------------
Alabama                                72                $  5,081,621.46                              2.54%
Arizona                                48                   4,199,199.80                              2.10
Arkansas                               44                   3,356,682.50                              1.68
California                            127                  12,217,219.58                              6.11
Colorado                               44                   5,484,553.95                              2.74
Connecticut                            46                   5,001,278.72                              2.50
Delaware                                7                     837,007.58                              0.42
District Of Columbia                    4                     310,000.00                              0.15
Florida                               118                  10,094,856.66                              5.05
Georgia                                78                   6,873,630.05                              3.44
Idaho                                   7                     765,510.06                              0.38
Illinois                              108                   7,423,832.17                              3.71
Indiana                                33                   1,526,566.88                              0.76
Iowa                                   32                   2,595,764.59                              1.30
Kansas                                 36                   2,517,835.24                              1.26
Kentucky                               20                   1,547,004.25                              0.77
Louisiana                              31                   2,443,357.96                              1.22
Maine                                  10                     599,987.25                              0.30
Maryland                               20                   1,632,439.09                              0.82
Massachusetts                          27                   1,796,730.89                              0.90
Michigan                              100                   7,425,960.26                              3.71
Minnesota                              34                   3,165,167.60                              1.58
Mississippi                            18                   1,584,624.13                              0.79
Missouri                               72                   4,698,693.20                              2.35
Montana                                 1                      17,799.97                              0.01
Nebraska                               31                   2,118,194.84                              1.06
Nevada                                  8                     915,772.51                              0.46
New Hampshire                           8                     945,870.62                              0.47
New Jersey                             27                   2,400,660.05                              1.20
New Mexico                             12                   1,005,789.27                              0.50
New York                               50                   4,876,124.96                              2.44
North Carolina                        115                   9,524,325.23                              4.76
North Dakota                            2                     127,298.58                              0.06
Ohio                                   98                   6,797,146.40                              3.40
Oklahoma                               41                   3,372,647.12                              1.69
Oregon                                  5                     329,912.75                              0.16
Pennsylvania                          120                   7,814,327.97                              3.91
Rhode Island                            8                     791,729.00                              0.40
South Carolina                         82                   6,711,325.31                              3.36
South Dakota                            6                     421,279.94                              0.21
Tennessee                              54                   4,429,367.93                              2.21
Texas                                 783                  40,751,440.28                             20.38
Utah                                   10                     817,102.60                              0.41
Vermont                                 4                     191,905.55                              0.10
Virginia                               59                   4,473,657.78                              2.24
Washington                             35                   3,987,658.88                              1.99
West Virginia                          16                   1,139,376.50                              0.57
Wisconsin                              28                   1,865,717.68                              0.93
Wyoming                                13                     994,087.89                              0.50
                                    -----                ---------------                           -------
Total                               2,752                $200,000,043.48                            100.00%
                                    =====                ===============                           =======

________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                         COMPUTATIONAL MATERIALS FOR CONSECO FINANCE
[LOGO OF MERRILL LYNCH]  CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2000-F
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
YEAR OF ORIGINATION - FIXED RATE GROUP I

                                                                 Aggregate Principal       % of Fixed Rate Group by Outstanding
     Year of Origination             Number of Loans             Balance Outstanding                Principal Balance
---------------------------------------------------------------------------------------------------------------------------------
             1996                            1                   $     41,038.12                               0.02%
             1997                            2                         39,818.59                               0.02
             1998                            8                        309,315.28                               0.15
             1999                           49                      2,747,788.03                               1.37
             2000                        2,692                    196,862,083.46                              98.43
                                         -----                   ---------------                            -------
            Total                        2,752                   $200,000,043.48                             100.00%
                                         =====                   ===============                            =======

________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR CONSECO FINANCE
[LOGO OF MERRILL LYNCH]   CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2000-F
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ORIGINAL LOAN AMOUNT DISTRIBUTION - FIXED RATE GROUP I

       Range of                                         Aggregate Principal          % of Fixed Rate Group by
 Original Loan Amount              Number of Loans      Balance Outstanding        Outstanding Principal Balance
-----------------------------------------------------------------------------------------------------------------
Less than $10,000                          1               $      9,281.81                                 *%
10,000  -  19,999.99                     227                  3,232,946.71                              1.62
20,000  -  29,999.99                     305                  7,517,957.96                              3.76
30,000  -  39,999.99                     273                  9,423,223.24                              4.71
40,000  -  49,999.99                     280                 12,594,979.42                              6.30
50,000  -  59,999.99                     273                 14,827,883.33                              7.41
60,000  -  69,999.99                     252                 16,200,391.20                              8.10
70,000  -  79,999.99                     222                 16,534,688.25                              8.27
80,000  -  89,999.99                     165                 13,914,829.57                              6.96
90,000  -  99,999.99                     144                 13,546,871.16                              6.77
100,000 - 109,999.99                     111                 11,543,130.78                              5.77
110,000 - 119,999.99                      88                 10,115,346.69                              5.06
120,000 - 129,999.99                      68                  8,452,125.23                              4.23
130,000 - 139,999.99                      65                  8,733,534.07                              4.37
140,000 - 149,999.99                      55                  7,938,372.81                              3.97
150,000 - 159,999.99                      33                  5,063,338.94                              2.53
160,000 - 169,999.99                      29                  4,780,274.34                              2.39
170,000 - 179,999.99                      34                  5,940,106.42                              2.97
180,000 - 189,999.99                      18                  3,313,472.41                              1.66
190,000 - 199,999.99                      15                  2,941,589.99                              1.47
200,000 - 209,999.99                      19                  3,862,574.73                              1.93
210,000 - 219,999.99                       9                  1,929,826.11                              0.96
220,000 - 229,999.99                      11                  2,462,774.22                              1.23
230,000 - 239,999.99                       7                  1,637,383.10                              0.82
240,000 - 249,999.99                       9                  2,188,358.03                              1.09
250,000 - 259,999.99                      10                  2,529,948.17                              1.26
260,000 - 269,999.99                       7                  1,855,200.00                              0.93
270,000 - 279,999.99                       3                    819,006.70                              0.41
280,000 - 289,999.99                       1                    286,600.00                              0.14
290,000 - 299,999.99                       5                  1,478,500.00                              0.74
300,000 - 309,999.99                       4                  1,220,947.83                              0.61
320,000 - 329,999.99                       3                    969,500.00                              0.48
340,000 - 349,999.99                       2                    682,573.10                              0.34
Greater than or equal to $350,000          4                  1,452,507.16                              0.73
                                       -----               ---------------                            ------
 Total                                 2,752               $200,000,043.48                            100.00%
                                       =====               ===============                            =======

(*) Indicates an amount greater than zero but less than 0.005% of the aggregate principal balance of the initial loans as of the cut-off date.

________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                            COMPUTATIONAL MATERIALS FOR CONSECO FINANCE
[LOGO OF MERRILL LYNCH]  CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2000-F
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
INTEREST RATE DISTRIBUTION - FIXED RATE GROUP I

     Range of Mortgage                                  Aggregate Principal         % of Fixed Rate Group by
  Loan Interest Rates (%)       Number of Loans         Balance Outstanding      Outstanding Principal Balance
-----------------------------------------------------------------------------------------------------------------------
 7 -  7.999                             1               $     84,002.17                                  0.04%
 8 -  8.999                             4                    534,516.78                                  0.27
 9 -  9.999                            45                  4,707,096.18                                  2.35
10 - 10.999                           172                 18,865,911.20                                  9.43
11 - 11.999                           400                 40,915,992.31                                 20.46
12 - 12.999                           762                 62,924,469.44                                 31.46
13 - 13.999                           588                 38,590,969.66                                 19.30
14 - 14.999                           517                 21,541,158.90                                 10.77
15 - 15.999                           202                  9,689,363.85                                  4.84
16 - 16.999                            39                  1,543,046.50                                  0.77
17 - 17.999                            14                    348,652.48                                  0.17
18 - 18.999                             3                     78,233.85                                  0.04
19 - 19.999                             3                     86,569.71                                  0.04
20 - 20.999                             2                     90,060.45                                  0.05
                                    -----               ---------------                               -------
Total                               2,752               $200,000,043.48                                100.00%
-----                               =====               ===============                               =======

--------------------------------------------------------------------------------
REMAINING MONTHS TO MATURITY - FIXED RATE GROUP I

                                     Number of Loans
       Range of Remaining         as of the Statistical       Aggregate Principal         % of Fixed Rate Group by
       Months to Maturity           Calculation Date          Balance Outstanding       Outstanding Principal Balance
-----------------------------------------------------------------------------------------------------------------------
 31 -  60                                   17               $    311,369.67                             0.16%
 61 -  90                                   10                    332,269.37                             0.17
 91 - 120                                  170                  6,086,388.91                             3.04
121 - 150                                   15                    810,710.54                             0.41
151 - 180                                  666                 43,323,994.91                            21.66
181 - 210                                    5                    185,574.12                             0.09
211 - 240                                1,242                 99,861,223.93                            49.93
241 - 270                                    2                     69,832.56                             0.03
271 - 300                                  339                 22,814,194.21                            11.41
301 - 330                                    2                     83,448.57                             0.04
331 - 360                                  284                 26,121,036.69                            13.06
                                         -----               ---------------                          -------
Total                                    2,752               $200,000,043.48                           100.00%
                                         =====               ===============                          =======

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                            COMPUTATIONAL MATERIALS FOR CONSECO FINANCE
[LOGO OF MERRILL LYNCH]  CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2000-F
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
LIEN POSITION - FIXED RATE GROUP I

                                                        Aggregate Principal          % of Fixed Rate Group by
            Lien                Number of Loans         Balance Outstanding       Outstanding Principal Balance
------------------------------------------------------------------------------------------------------------------
First                              2,052               $174,582,728.28                           87.29%
Second                               691                 24,780,609.41                           12.39
Third                                  9                    636,705.79                            0.32
                                   -----               ---------------                         -------
Total                              2,752               $200,000,043.48                          100.00%
                                   =====               ===============                         =======

--------------------------------------------------------------------------------
COMBINED LOAN-TO-VALUE RATIO - FIXED RATE GROUP I

     Range of Combined                                  Aggregate Principal         % of Fixed Rate Group by
    Loan-to-Value Ratios        Number of Loans         Balance Outstanding       Outstanding Principal Balance
-------------------------------------------------------------------------------------------------------------------
10.001 -  15.000                       2               $     42,102.95                            0.02%
15.001 -  20.000                       6                    162,327.76                            0.08
20.001 -  25.000                       6                    117,153.15                            0.06
25.001 -  30.000                       2                     35,313.26                            0.02
30.001 -  35.000                       8                    388,116.23                            0.19
35.001 -  40.000                      11                    382,417.05                            0.19
40.001 -  45.000                      15                    531,436.71                            0.27
45.001 -  50.000                       8                    214,310.51                            0.11
50.001 -  55.000                      31                  1,477,562.48                            0.74
55.001 -  60.000                      38                  1,428,616.01                            0.71
60.001 -  65.000                      54                  3,116,835.88                            1.56
65.001 -  70.000                      69                  3,567,484.03                            1.78
70.001 -  75.000                      97                  5,511,956.09                            2.76
75.001 -  80.000                     505                 29,068,902.02                           14.53
80.001 -  85.000                     181                 12,439,212.78                            6.22
85.001 -  90.000                     382                 27,674,818.63                           13.84
90.001 -  95.000                     629                 51,947,714.23                           25.97
95.001 - 100.000                     708                 61,893,763.71                           30.95
                                   -----               ---------------                         -------
Total                              2,752               $200,000,043.48                          100.00%
                                   =====               ===============                         =======

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                            COMPUTATIONAL MATERIALS FOR CONSECO FINANCE
[LOGO OF MERRILL LYNCH]  CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2000-F
--------------------------------------------------------------------------------

DESCRIPTION OF THE COLLATERAL
FIXED RATE GROUP II

Summary

                                                                               Total               Minimum               Maximum
                                                                               -----               -------               -------
    -----------------------------------------------------------------------------------------------------------------------------
    Statistical Calculation Date Aggregate Principal Balance         $292,509,741.45
    Number of Loans                                                            4,996
    Average Original Loan Balance                                         $58,624.56             $8,216.98           $360,316.41
    Average Current Loan Balance                                          $58,548.79             $8,121.91           $360,316.41
    Weighted Average Combined LTV                                             87.977%               13.812%              100.000%
    Weighted Average Gross Coupon                                             13.008%                7.500%               21.750%
    Weighted Average Remaining Term to Maturity (months)                         241                    32                   360
    Weighted Average Original Term (months)                                      242                    36                   360
    Weighted Average FICO Credit Score                                           619                   430                   824
    Weighted Average Debt to Income Ratio                                      43.52%                 3.00%               100.00%
    -----------------------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------------------
                                                                                             Percent of Statistical Calculation
                                                                                             ----------------------------------
                                                              Range                                 Date Principal Balance
                                                              -----                                 ----------------------
             Fully Amortizing Mortgage Loans                                                                 68.66%
             Balloon Mortgage Loans                                                                          31.34%

             Lien Position                                    First                                          76.36%
                                                              Second                                         23.15%
                                                              Third                                           0.48%

             Property Type                                    One to Two Family                              88.29%
                                                              Manufactured Homes                              6.86%
                                                              Single Family                                   1.97%
                                                              Farmland                                        1.63%
                                                              Condominium                                     1.04%
                                                              Three to Four Family                            0.22%

             Occupancy Status                                 Primary                                        97.80%
                                                              Rental                                          2.20%

             Geographic Distribution                          California                                     10.36%
                                                              Texas                                          21.29%

             Largest Zip Code Concentration                   94533                                           0.31%

             Credit Grade                                     A-1                                            51.47%
                                                              A-2                                            20.12%
                                                              B                                              19.80%
                                                              C                                               6.55%
                                                              D                                               1.87%
                                                              NA                                              0.20%

             Delinquency                                       0 - 29 Days                                  100.00%
                                                              30 - 59 Days                                    0.00%
    -----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                               COMPUTATIONAL MATERIALS FOR CONCESCO FINANCE
[LOGO OF MERRILL LYNCH]     CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2000-F
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     GEOGRAPHIC DISTRIBUTION - FIXED RATE GROUP II

                                           Aggregate Principal       % of Fixed Rate Group by
       State or Territory Number of Loans  Balance Outstanding   by Outstanding Principal Balance
     --------------------------------------------------------------------------------------------
     Alabama                      91          $  5,275,302.48                1.80%
     Arizona                     153             9,152,323.58                3.13
     Arkansas                     53             3,366,883.96                1.15
     California                  398            30,300,699.84               10.36
     Colorado                    121             9,028,884.17                3.09
     Connecticut                  94             5,592,908.47                1.91
     Delaware                      6               234,175.36                0.08
     District Of Columbia         10               405,630.63                0.14
     Florida                     200            12,791,359.84                4.37
     Georgia                     131             8,818,656.56                3.01
     Idaho                        19               861,545.47                0.29
     Illinois                    177             9,355,346.92                3.20
     Indiana                      62             3,218,150.51                1.10
     Iowa                         57             3,282,818.77                1.12
     Kansas                       58             2,774,298.28                0.95
     Kentucky                     50             2,164,080.05                0.74
     Louisiana                    93             5,686,512.93                1.94
     Maine                        19               910,676.28                0.31
     Maryland                     51             2,531,824.63                0.87
     Massachusetts                70             4,897,177.60                1.67
     Michigan                    195            13,642,054.09                4.66
     Minnesota                    97             4,931,599.03                1.69
     Mississippi                  36             2,303,586.59                0.79
     Missouri                    102             5,449,449.78                1.86
     Montana                       6               192,205.20                0.07
     Nebraska                     45             2,545,387.08                0.87
     Nevada                       44             2,104,710.22                0.72
     New Hampshire                 8               357,542.54                0.12
     New Jersey                   61             3,078,526.50                1.05
     New Mexico                   25             1,543,632.68                0.53
     New York                    172             9,548,819.11                3.26
     North Carolina              102             7,481,715.78                2.56
     North Dakota                  9               247,280.57                0.08
     Ohio                        122             6,916,406.79                2.36
     Oklahoma                     91             4,709,807.88                1.61
     Oregon                       19             1,488,630.24                0.51
     Pennsylvania                166             8,211,846.55                2.81
     Rhode Island                 30             1,103,814.90                0.38
     South Carolina               99             6,741,980.16                2.30
     South Dakota                 12               843,751.05                0.29
     Tennessee                    83             5,619,546.50                1.92
     Texas                     1,248            62,270,395.45               21.29
     Utah                         25             1,291,907.18                0.44
     Vermont                       7               390,500.00                0.13
     Virginia                    115             6,966,575.46                2.38
     Washington                   83             6,720,648.37                2.30
     West Virginia                15               833,399.59                0.28
     Wisconsin                    47             2,895,207.34                0.99
     Wyoming                      19             1,429,558.49                0.49
                               -----          ---------------              ------
     Total                     4,996          $292,509,741.45              100.00%
                               =====          ===============              ======

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                               COMPUTATIONAL MATERIALS FOR CONCESCO FINANCE
[LOGO OF MERRILL LYNCH]     CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2000-F
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
YEAR OF ORIGINATION - FIXED RATE GROUP II

                                         Aggregate Principal  % of Fixed Rate Group by Outstanding
Year of Origination   Number of Loans    Balance Outstanding           Principal Balance
----------------------------------------------------------------------------------------------------
        1988                  1          $    104,775.26                    0.04%
        1989                  1               131,437.86                    0.04
        1995                  1                25,633.49                    0.01
        1997                  5               270,609.11                    0.09
        1998                 16               989,525.08                    0.34
        1999                 29             1,381,364.29                    0.47
        2000              4,943           289,606,396.36                   99.01
                          -----          ---------------                 -------
Total                     4,996          $292,509,741.45                  100.00%
                          =====          ===============                 =======

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                              COMPUTATIONAL MATERIALS FOR CONCESCO FINANCE
[LOGO OF MERRILL LYNCH]    CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2000-F
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     ORIGINAL LOAN AMOUNT DISTRIBUTION - FIXED RATE GROUP II

               Range of                               Aggregate Principal    % of Fixed Rate Group by
         Original Loan Amount        Number of Loans  Balance Outstanding  Outstanding Principal Balance
     ---------------------------------------------------------------------------------------------------------
      Less than $10,000                         2         $     17,489.52               0.01%
      10,000 -  19,999.99                     749           11,019,061.95               3.77
      20,000 -  29,999.99                     876           21,258,498.11               7.27
      30,000 -  39,999.99                     650           22,330,885.27               7.63
      40,000 -  49,999.99                     513           22,759,241.57               7.78
      50,000 -  59,999.99                     398           21,616,337.96               7.39
      60,000 -  69,999.99                     353           22,656,353.48               7.75
      70,000 -  79,999.99                     301           22,340,963.01               7.64
      80,000 -  89,999.99                     222           18,629,270.84               6.37
      90,000 -  99,999.99                     187           17,645,229.85               6.03
     100,000 - 109,999.99                     126           13,111,186.13               4.48
     110,000 - 119,999.99                     116           13,362,710.91               4.57
     120,000 - 129,999.99                      90           11,161,344.91               3.82
     130,000 - 139,999.99                      76           10,214,654.09               3.49
     140,000 - 149,999.99                      64            9,252,027.24               3.16
     150,000 - 159,999.99                      49            7,480,378.78               2.56
     160,000 - 169,999.99                      45            7,436,614.77               2.54
     170,000 - 179,999.99                      35            6,097,318.18               2.08
     180,000 - 189,999.99                      16            2,938,209.19               1.00
     190,000 - 199,999.99                      22            4,278,650.00               1.46
     200,000 - 209,999.99                      16            3,263,782.11               1.12
     210,000 - 219,999.99                      11            2,347,430.04               0.80
     220,000 - 229,999.99                      15            3,357,301.66               1.15
     230,000 - 239,999.99                       5            1,165,898.74               0.40
     240,000 - 249,999.99                       8            1,956,113.36               0.67
     250,000 - 259,999.99                       6            1,518,354.92               0.52
     260,000 - 269,999.99                      12            3,158,573.94               1.08
     270,000 - 279,999.99                       6            1,629,522.17               0.56
     280,000 - 289,999.99                       3              844,874.54               0.29
     290,000 - 299,999.99                       6            1,764,247.62               0.60
     300,000 - 309,999.99                       1              304,861.01               0.10
     310,000 - 319,999.99                       8            2,511,962.71               0.86
     320,000 - 329,999.99                       2              646,500.00               0.22
     330,000 - 339,999.99                       1              330,876.46               0.11
     340,000 - 349,999.99                       2              692,700.00               0.24
     Greater than or equal to $350,000          4            1,410,316.41               0.48
                                            -----         ---------------            -------
     Total                                  4,996         $292,509,741.45             100.00%
                                            =====         ===============            =======

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                               COMPUTATIONAL MATERIALS FOR CONCESCO FINANCE
[LOGO OF MERRILL LYNCH]     CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2000-F
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INTEREST RATE DISTRIBUTION - FIXED RATE GROUP II

     Range of Mortgage                               Aggregate Principal      % of Fixed Rate Group by Outstanding
  Loan Interest Rates (%)       Number of Loans      Balance Outstanding                Principal Balance
-----------------------------------------------------------------------------------------------------------------------
 7 -  7.999                            3               $    259,213.26                            0.09%
 8 -  8.999                           22                  2,059,728.72                            0.70
 9 -  9.999                          101                 12,512,282.83                            4.28
10 - 10.999                          271                 27,031,668.15                            9.24
11 - 11.999                          581                 53,307,759.68                           18.22
12 - 12.999                          977                 72,303,752.85                           24.72
13 - 13.999                          776                 45,369,468.68                           15.51
14 - 14.999                          886                 34,113,587.81                           11.66
15 - 15.999                          771                 26,957,529.51                            9.22
16 - 16.999                          331                 10,938,676.04                            3.74
17 - 17.999                          171                  4,867,313.78                            1.66
18 - 18.999                           64                  1,724,867.17                            0.59
19 - 19.999                           27                    751,764.84                            0.26
20 - 20.999                           12                    236,343.94                            0.08
21 - 21.999                            3                     75,784.19                            0.03
                                   -----               ---------------                         -------
Total                              4,996               $292,509,741.45                          100.00%
                                   =====               ===============                         =======

--------------------------------------------------------------------------------
REMAINING MONTHS TO MATURITY - FIXED RATE GROUP II

                                Number of Loans
       Range of Remaining    as of the Statistical    Aggregate Principal       % of Fixed Rate Group by Outstanding
       Months to Maturity      Calculation Date       Balance Outstanding                Principal Balance
------------------------------------------------------------------------------------------------------------------------
 31 -  60                             60               $  1,374,032.77                             0.47%
 61 -  90                             41                    903,685.61                             0.31
 91 - 120                            419                 12,033,594.90                             4.11
121 - 150                             27                  1,359,725.86                             0.46
151 - 180                          1,088                 60,072,307.26                            20.54
181 - 210                             10                    537,308.02                             0.18
211 - 240                          2,429                149,926,683.37                            51.26
241 - 270                              4                    279,704.16                             0.10
271 - 300                            510                 29,189,667.82                             9.98
301 - 330                              1                     50,148.17                             0.02
331 - 360                            407                 36,782,883.51                            12.57
                                   -----               ---------------                          -------
Total                              4,996               $292,509,741.45                           100.00%
                                   =====               ===============                          =======

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                           COMPUTATIONAL MATERIALS FOR CONSECO FINANCE
[LOGO OF MERRILL LYNCH]  CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2000-F
--------------------------------------------------------------------------------

================================================================================
LIEN POSITION - FIXED RATE GROUP II

                                                        Aggregate Principal       % of Fixed Rate Group by Outstanding
            Lien                Number of Loans         Balance Outstanding                Principal Balance
------------------------------------------------------------------------------------------------------------------------
First                               2,839               $223,371,863.42                                   6.36%
Second                              2,119                 67,723,555.94                                  23.15
Third                                  38                  1,414,322.09                                   0.48
                                    -----               ---------------                                -------
Total                               4,996               $292,509,741.45                                 100.00%
                                    =====               ===============                                =======

================================================================================
COMBINED LOAN-TO-VALUE RATIO - FIXED RATE GROUP II

     Range of Combined                                  Aggregate Principal       % of Fixed Rate Group by Outstanding
    Loan-to-Value Ratios        Number of Loans         Balance Outstanding                Principal Balance
------------------------------------------------------------------------------------------------------------------------
10.001 -  15.000                      2               $     49,673.96                                   0.02%
15.001 -  20.000                      6                    111,859.35                                   0.04
20.001 -  25.000                      5                    136,666.59                                   0.05
25.001 -  30.000                     13                    287,861.36                                   0.10
30.001 -  35.000                     27                    853,616.18                                   0.29
35.001 -  40.000                     22                    927,163.98                                   0.32
40.001 -  45.000                     22                    886,276.03                                   0.30
45.001 -  50.000                     54                  2,175,143.08                                   0.74
50.001 -  55.000                     55                  2,135,488.89                                   0.73
55.001 -  60.000                     73                  3,017,709.93                                   1.03
60.001 -  65.000                    119                  4,847,848.42                                   1.66
65.001 -  70.000                    138                  6,575,026.32                                   2.25
70.001 -  75.000                    251                 12,016,490.51                                   4.11
75.001 -  80.000                    818                 43,730,435.41                                  14.95
80.001 -  85.000                    355                 21,668,568.71                                   7.41
85.001 -  90.000                    699                 44,722,167.06                                  15.29
90.001 -  95.000                    950                 64,877,995.64                                  22.18
95.001 - 100.000                  1,387                 83,489,750.03                                  28.54
                                  -----               ---------------                                -------
Total                             4,996               $292,509,741.45                                 100.00%
                                  =====               ===============                                =======

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                             COMPUTATIONAL MATERIALS FOR CONSECO FINANCE
[LOGO OF MERRILL LYNCH]   CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2000-F
--------------------------------------------------------------------------------

DESCRIPTION OF THE COLLATERAL
ADJUSTABLE RATE GROUP

Summary

                                                                                  Total              Minimum               Maximum
                                                                                  -----              -------               -------
    -------------------------------------------------------------------------------------------------------------------------------
    Statistical Calculation Date Aggregate Principal Balance           $186,893,420.15
    Number of Loans                                                              1,507
    Average Original Loan Balance                                      $    124,176.47            $26,100.00           $350,000.00
    Average Current Loan Balance                                       $    124,016.87            $26,081.26           $349,844.84
    Weighted Average Combined LTV                                               89.823%               33.668%              100.000%
    Weighted Average Gross Coupon                                               10.122%                8.250%               13.990%
    Weighted Average Remaining Term to Maturity (months)                           357                   178                   360
    Weighted Average Original Term (months)                                        360                   180                   360
    Weighted Average Gross Margin                                                5.843%                3.000%                9.150%
    Weighted Average Maximum Rate                                               16.394%               12.500%               24.000%
    Weighted Average Periodic Cap                                                1.330%                1.000%                3.000%
    Weighted Average FICO Credit Score                                             617                   469                   811
    Weighted Average Debt to Income Ratio                                        42.53%                 1.00%                62.00%
    -------------------------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------------------------
                                                                                               Percent of Statistical Calculation
                                                                                               ----------------------------------
                                                                Range                                Date Principal Balance
                                                                -----                                ----------------------
             Fully Amortizing Loans                                                                            100.00%

             Product Type                                       2/28 LIBOR                                      95.01%
                                                                3/27 LIBOR                                       4.99%

             Lien Position                                      First                                          100.00%

             Property Type                                      Single Family                                   97.70%
                                                                Manufactured Homes                               1.07%
                                                                Condominium                                      0.57%
                                                                Townhouse                                        0.49%
                                                                Two Family                                       0.11%
                                                                One to Two Family                                0.05%

             Occupancy Status                                   Primary                                        100.00%

             Geographic Distribution                            California                                      14.38%
                                                                Ohio                                             7.14%
                                                                Maryland                                         6.75%
                                                                Illinois                                         6.02%
                                                                North Carolina                                   5.51%
                                                                Virginia                                         5.37%

             Largest Zip Code Concentration                     20772                                            0.42%

             Credit Grade                                       A-1                                             61.96%
                                                                A-2                                             16.20%
                                                                B                                               18.88%
                                                                C                                                2.84%
                                                                D                                                0.11%

             Delinquency                                         0 - 29 Days                                    98.61%
                                                                30 - 59 Days                                     1.39%
    -------------------------------------------------------------------------------------------------------------------------------

________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR CONSECO FINANCE
[LOGO OF MERRILL LYNCH]   CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2000-F
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GEOGRAPHIC DISTRIBUTION - ADJUSTABLE RATE GROUP

                                                        Aggregate Principal        % of Adjustable Rate Group by
     State or Territory         Number of Loans         Balance Outstanding        Outstanding Principal Balance
--------------------------------------------------------------------------------------------------------------------
Alabama                                   46               $  4,246,024.24                           2.27%
Arizona                                   37                  4,849,821.64                           2.59
Arkansas                                   1                    254,792.02                           0.14
California                               150                 26,877,224.99                          14.38
Colorado                                  51                  8,815,338.65                           4.72
Connecticut                                4                    459,233.31                           0.25
Delaware                                   2                    148,571.01                           0.08
District Of Columbia                      10                  1,749,864.99                           0.94
Florida                                   64                  6,927,589.79                           3.71
Georgia                                   72                  8,192,745.18                           4.38
Idaho                                      3                    271,379.57                           0.15
Illinois                                  91                 11,258,961.56                           6.02
Indiana                                   54                  5,308,661.03                           2.84
Iowa                                      35                  2,988,367.03                           1.60
Kansas                                    37                  4,174,859.19                           2.23
Kentucky                                  25                  2,697,669.29                           1.44
Louisiana                                  8                    812,899.55                           0.43
Maryland                                  74                 12,620,637.25                           6.75
Massachusetts                             10                  1,342,691.81                           0.72
Michigan                                  47                  4,835,309.30                           2.59
Minnesota                                 19                  2,720,352.62                           1.46
Mississippi                               15                  1,212,794.96                           0.65
Missouri                                  43                  4,266,635.13                           2.28
Montana                                    1                     71,940.97                           0.04
Nebraska                                  16                  1,395,074.45                           0.75
Nevada                                    22                  3,195,289.36                           1.71
New Jersey                                12                  1,889,310.04                           1.01
New Mexico                                 2                    167,786.47                           0.09
New York                                   6                    847,936.36                           0.45
North Carolina                           103                 10,294,924.26                           5.51
North Dakota                               1                    110,037.17                           0.06
Ohio                                     128                 13,342,738.25                           7.14
Oklahoma                                   3                    434,128.16                           0.23
Oregon                                    12                  1,878,151.87                           1.00
Pennsylvania                              33                  2,762,630.13                           1.48
Rhode Island                               8                    947,002.57                           0.51
South Carolina                            61                  5,297,988.03                           2.83
South Dakota                               1                     62,937.51                           0.03
Tennessee                                 33                  3,592,692.69                           1.92
Texas                                     38                  4,869,381.42                           2.61
Utah                                      26                  3,369,510.45                           1.80
Virginia                                  60                 10,027,914.17                           5.37
Washington                                15                  2,710,782.28                           1.45
West Virginia                             11                    934,182.43                           0.50
Wisconsin                                 16                  1,542,877.63                           0.83
Wyoming                                    1                    115,779.37                           0.06
                                       -----               ---------------                        -------
Total                                  1,507               $186,893,420.15                         100.00%
-----                                  =====               ===============                        =======

________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR CONSECO FINANCE
[LOGO OF MERRILL LYNCH]   CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2000-F
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
YEAR OF ORIGINATION - ADJUSTABLE RATE GROUP

                                                        Aggregate Principal        % of Adjustable Rate Group by
    Year of Origination         Number of Loans         Balance Outstanding        Outstanding Principal Balance
--------------------------------------------------------------------------------------------------------------------
             1998                     2                      $    221,390.00                       0.12%
             1999                    51                         5,876,981.78                       3.14
             2000                 1,454                       180,795,048.37                      96.74
                                  -----                       --------------                     ------
Total                             1,507                      $186,893,420.15                     100.00%
-----                             =====                      ===============                     =======

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ORIGINAL LOAN AMOUNT DISTRIBUTION - ADJUSTABLE RATE GROUP

         Range of                                          Aggregate Principal     % of Adjustable Rate Group by
  Original Loan Amount            Number of Loans          Balance Outstanding     Outstanding Principal Balance
--------------------------------------------------------------------------------------------------------------------
 20,000 -  29,999.99                     10                $    278,689.13                      0.15%
 30,000 -  39,999.99                     27                     952,743.11                      0.51
 40,000 -  49,999.99                     57                   2,576,250.87                      1.38
 50,000 -  59,999.99                     83                   4,631,428.67                      2.48
 60,000 -  69,999.99                    121                   7,848,567.14                      4.20
 70,000 -  79,999.99                    141                  10,498,813.75                      5.62
 80,000 -  89,999.99                    101                   8,509,411.12                      4.55
 90,000 -  99,999.99                    112                  10,588,033.01                      5.67
100,000 - 109,999.99                    110                  11,539,250.71                      6.17
110,000 - 119,999.99                    115                  13,177,422.52                      7.05
120,000 - 129,999.99                     79                   9,869,858.01                      5.28
130,000 - 139,999.99                     76                  10,188,729.60                      5.45
140,000 - 149,999.99                     67                   9,706,103.91                      5.19
150,000 - 159,999.99                     48                   7,414,616.99                      3.97
160,000 - 169,999.99                     48                   7,865,167.07                      4.21
170,000 - 179,999.99                     51                   8,841,705.31                      4.73
180,000 - 189,999.99                     25                   4,632,003.96                      2.48
190,000 - 199,999.99                     33                   6,428,437.24                      3.44
200,000 - 209,999.99                     24                   4,910,231.15                      2.63
210,000 - 219,999.99                     28                   6,012,124.04                      3.22
220,000 - 229,999.99                     23                   5,165,105.18                      2.76
230,000 - 239,999.99                     20                   4,690,037.28                      2.51
240,000 - 249,999.99                     18                   4,410,951.75                      2.36
250,000 - 259,999.99                     16                   4,047,351.07                      2.17
260,000 - 269,999.99                     12                   3,176,365.19                      1.70
270,000 - 279,999.99                     14                   3,845,990.59                      2.06
280,000 - 289,999.99                      8                   2,295,733.91                      1.23
290,000 - 299,999.99                      8                   2,365,220.24                      1.27
300,000 - 309,999.99                     10                   3,042,435.06                      1.63
310,000 - 319,999.99                      4                   1,258,069.24                      0.67
320,000 - 329,999.99                      5                   1,625,951.88                      0.87
330,000 - 339,999.99                      2                     672,223.71                      0.36
340,000 - 349,999.99                      4                   1,380,705.20                      0.74
Greater than or equal to                  7                   2,447,692.54                      1.31
                                          -                   ------------                      ----
$350,000

________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR CONSECO FINANCE
[LOGO OF MERRILL LYNCH]   CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2000-F
--------------------------------------------------------------------------------

Total                                 1,507               $186,893,420.15                      100.00%
-----                                 =====               ===============                      =======

________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                           COMPUTATIONAL MATERIALS FOR CONSECO FINANCE
[LOGO OF MERRILL LYNCH]    CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2000-F
------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INTEREST RATE DISTRIBUTION - ADJUSTABLE RATE GROUP

     Range of Mortgage                                  Aggregate Principal           % of Adjustable Rate Group by
  Loan Interest Rates (%)       Number of Loans         Balance Outstanding           Outstanding Principal Balance
-------------------------------------------------------------------------------------------------------------------------
 8 -  8.999                             126               $ 17,829,120.28                         9.54%
 9 -  9.999                             669                 91,701,648.46                        49.07
10 - 10.999                             448                 52,132,212.25                        27.89
11 - 11.999                             183                 18,916,894.53                        10.12
12 - 12.999                              64                  4,987,632.99                         2.67
13 - 13.999                              17                  1,325,911.64                         0.71
                                      -----               ---------------                       ------
Total                                 1,507               $186,893,420.15                       100.00%
-----                                 =====               ===============                       ======

------------------------------------------------------------------------------
REMAINING MONTHS TO MATURITY - ADJUSTABLE RATE GROUP

     Range of Remaining                                 Aggregate Principal           % of Adjustable Rate Group by
     Months to Maturity         Number of Loans         Balance Outstanding           Outstanding Principal Balance
--------------------------------------------------------------------------------------------------------------------------
151 - 180                                1               $     45,291.36                                   0.02%
331 - 360                            1,506                186,848,128.79                                  99.98
                                     -----               ---------------                                 ------
Total                                1,507               $186,893,420.15                                 100.00%
-----                                =====               ===============                                 ======

--------------------------------------------------------------------------------
COMBINED LOAN-TO-VALUE RATIO - ADJUSTABLE RATE GROUP

     Range of Combined                                  Aggregate Principal           % of Adjustable Rate Group by
    Loan-to-Value Ratios        Number of Loans         Balance Outstanding           Outstanding Principal Balance
-------------------------------------------------------------------------------------------------------------------------
30.001 -  35.000                        1               $     42,071.70                               0.02%
35.001 -  40.000                        1                     29,461.19                               0.02
40.001 -  45.000                        1                     78,467.01                               0.04
45.001 -  50.000                        3                    419,379.87                               0.22
55.001 -  60.000                        1                     96,282.47                               0.05
60.001 -  65.000                        9                    729,419.65                               0.39
65.001 -  70.000                       24                  1,853,930.05                               0.99
70.001 -  75.000                       38                  4,503,676.52                               2.41
75.001 -  80.000                      121                 11,623,657.34                               6.22
80.001 -  85.000                      128                 13,475,416.10                               7.21
85.001 -  90.000                      622                 78,053,981.75                              41.76
90.001 -  95.000                      497                 69,161,504.98                              37.01
95.001 - 100.000                       61                  6,826,171.52                               3.65
                                    -----               ---------------                             ------
Total                               1,507               $186,893,420.15                             100.00%
-----                               =====               ===============                             ======

________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                         COMPUTATIONAL MATERIALS FOR CONSECO FINANCE
[LOGO OF MERRILL LYNCH]  CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2000-F
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
GROSS MARGIN - ADJUSTABLE RATE GROUP

   Range of                                             Aggregate Principal           % of Adjustable Rate Group by
 Gross Margin                   Number of Loans         Balance Outstanding           Outstanding Principal Balance
-------------------------------------------------------------------------------------------------------------------------
3.000 - 3.249                             1               $    151,029.26                             0.08%
3.750 - 3.999                             2                    283,888.76                             0.15
4.000 - 4.249                            10                  1,581,230.38                             0.85
4.250 - 4.499                            19                  3,051,009.37                             1.63
4.500 - 4.749                            47                  6,757,056.65                             3.62
4.750 - 4.999                            89                 13,102,584.76                             7.01
5.000 - 5.249                           113                 15,151,069.20                             8.11
5.250 - 5.499                           162                 20,970,106.79                            11.22
5.500 - 5.749                           198                 28,250,083.82                            15.12
5.750 - 5.999                           186                 24,684,613.14                            13.21
6.000 - 6.249                           140                 15,967,660.67                             8.54
6.250 - 6.499                           123                 13,425,184.36                             7.18
6.500 - 6.749                           110                 12,463,602.41                             6.67
6.750 - 6.999                           105                 12,014,298.69                             6.43
7.000 - 7.249                            56                  5,348,082.02                             2.86
7.250 - 7.499                            47                  4,727,728.85                             2.53
7.500 - 7.749                            29                  3,193,594.65                             1.71
7.750 - 7.999                            30                  2,697,021.62                             1.44
8.000 - 8.249                            15                  1,156,300.19                             0.62
8.250 - 8.499                             9                    772,126.14                             0.41
8.500 - 8.749                            10                    672,172.83                             0.36
8.750 - 8.999                             4                    312,613.59                             0.17
9.000 - 9.249                             2                    160,362.00                             0.09
                                      -----               ---------------                           ------
Total                                 1,507               $186,893,420.15                           100.00%
-----                                 =====               ===============                           ======

________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                           COMPUTATIONAL MATERIALS FOR CONSECO FINANCE
[LOGO OF MERRILL LYNCH]    CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2000-F
------------------------------------------------------------------------------

------------------------------------------------------------------------------
MONTH OF NEXT RATE ADJUSTMENT - ADJUSTABLE RATE GROUP

       Month of Next                                    Aggregate Principal            % of Adjustable Rate Group by
      Rate Adjustment           Number of Loans         Balance Outstanding            Outstanding Principal Balance
---------------------------------------------------------------------------------------------------------------------------
November, 2000                           1               $     93,151.67                               0.05%
December, 2000                           1                    128,238.33                               0.07
January, 2001                            0                          0.00                               0.00
February, 2001                           0                          0.00                               0.00
March, 2001                              3                    153,671.64                               0.08
April, 2001                              0                          0.00                               0.00
May, 2001                                0                          0.00                               0.00
June, 2001                               2                    192,559.41                               0.10
July, 2001                               2                    180,057.70                               0.10
August, 2001                             1                    193,187.61                               0.10
September, 2001                          1                     63,620.18                               0.03
October, 2001                            2                    126,231.74                               0.07
November, 2001                           7                    881,495.10                               0.47
December, 2001                          14                  1,482,429.55                               0.79
January, 2002                           20                  2,628,483.68                               1.41
February, 2002                          17                  1,910,384.98                               1.02
March, 2002                             44                  5,212,715.84                               2.79
April, 2002                            134                 16,957,845.92                               9.07
May, 2002                              343                 40,127,739.99                              21.47
June, 2002                             473                 62,147,330.44                              33.25
July, 2002                             279                 35,317,919.55                              18.90
August, 2002                            67                  7,942,093.42                               4.25
September, 2002                         16                  2,235,113.80                               1.20
October, 2002                            2                    150,488.12                               0.08
November, 2002                           0                          0.00                               0.00
December, 2002                           2                    167,160.78                               0.09
January, 2003                            1                    162,803.28                               0.09
February, 2003                           0                          0.00                               0.00
March, 2003                              1                    115,164.82                               0.06
April, 2003                              8                    770,010.42                               0.41
May, 2003                               30                  3,285,794.37                               1.76
June, 2003                              19                  2,080,962.69                               1.11
July, 2003                              12                  1,566,872.38                               0.84
August, 2003                             5                    619,892.74                               0.33
                                     -----               ---------------                             ------
Total                                1,507               $186,893,420.15                             100.00%
-----                                =====               ===============                             ======

________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                         COMPUTATIONAL MATERIALS FOR CONSECO FINANCE
[LOGO OF MERRILL LYNCH]  CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2000-F
------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MAXIMUM RATE - ADJUSTABLE RATE GROUP

          Range of                                      Aggregate Principal           % of Adjustable Rate Group by
       Maximum Rates            Number of Loans         Balance Outstanding           Outstanding Principal Balance
-------------------------------------------------------------------------------------------------------------------------
12.500 - 12.749                         1               $    123,215.40                                0.07%
13.250 - 13.499                         1                    162,787.95                                0.09
14.250 - 14.499                         3                    384,643.56                                0.21
14.500 - 14.749                        10                  1,798,904.90                                0.96
14.750 - 14.999                        92                 12,906,608.29                                6.91
15.000 - 15.249                        25                  2,970,104.24                                1.59
15.250 - 15.499                       144                 19,380,114.31                               10.37
15.500 - 15.749                       110                 14,264,543.04                                7.63
15.750 - 15.999                       237                 30,860,503.44                               16.51
16.000 - 16.249                        53                  5,981,232.83                                3.20
16.250 - 16.499                       115                 14,664,913.67                                7.85
16.500 - 16.749                        90                 11,541,737.75                                6.18
16.750 - 16.999                       245                 31,505,197.14                               16.86
17.000 - 17.249                        46                  4,933,240.32                                2.64
17.250 - 17.499                        63                  7,151,962.36                                3.83
17.500 - 17.749                        53                  6,336,806.38                                3.39
17.750 - 17.999                        89                 10,629,281.50                                5.69
18.000 - 18.249                        19                  1,650,367.83                                0.88
18.250 - 18.499                        26                  2,314,138.65                                1.24
18.500 - 18.749                        24                  2,274,654.06                                1.22
18.750 - 18.999                        20                  1,974,863.08                                1.06
19.000 - 19.249                         9                    721,629.88                                0.39
19.250 - 19.499                         4                    244,001.52                                0.13
19.500 - 19.749                         9                    706,450.35                                0.38
19.750 - 19.999                        11                    775,277.92                                0.41
20.000 - 20.249                         1                    112,875.05                                0.06
20.250 - 20.499                         1                    139,970.43                                0.07
20.500 - 20.749                         3                    107,109.62                                0.06
20.750 - 20.999                         1                     60,000.00                                0.03
21.500 - 21.749                         1                    135,792.52                                0.07
24.000 - 24.249                         1                     80,492.16                                0.04
                                    -----               ---------------                             -------
Total                               1,507               $186,893,420.15                              100.00%
-----                               =====               ===============                             =======

________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                         COMPUTATIONAL MATERIALS FOR CONSECO FINANCE
[LOGO OF MERRILL LYNCH]  CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2000-F
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
MINIMUM RATE - ADJUSTABLE RATE GROUP

          Range of                                      Aggregate Principal        % of Adjustable Rate Group by
       Minimum Rates            Number of Loans         Balance Outstanding        Outstanding Principal Balance
--------------------------------------------------------------------------------------------------------------------
 3.750 -  3.999                          1               $    148,319.06                        0.08%
 4.000 -  4.249                          2                    417,237.90                        0.22
 4.250 -  4.499                         14                  2,388,616.89                        1.28
 4.500 -  4.749                         35                  4,851,747.50                        2.60
 4.750 -  4.999                         40                  5,606,565.62                        3.00
 5.000 -  5.249                         59                  7,426,839.80                        3.97
 5.250 -  5.499                         65                  8,268,867.46                        4.42
 5.500 -  5.749                         98                 14,117,102.69                        7.55
 5.750 -  5.999                         89                 10,734,912.48                        5.74
 6.000 -  6.249                         65                  7,164,767.30                        3.83
 6.250 -  6.499                         49                  5,147,257.01                        2.75
 6.500 -  6.749                         59                  6,062,520.20                        3.24
 6.750 -  6.999                         50                  5,777,135.06                        3.09
 7.000 -  7.249                         26                  2,781,461.86                        1.49
 7.250 -  7.499                         30                  3,129,706.84                        1.67
 7.500 -  7.749                         17                  2,099,632.21                        1.12
 7.750 -  7.999                         13                  1,183,655.12                        0.63
 8.000 -  8.249                         14                  1,029,098.95                        0.55
 8.250 -  8.499                          7                    670,883.43                        0.36
 8.500 -  8.749                          8                    887,681.53                        0.47
 8.750 -  8.999                         45                  6,207,027.92                        3.32
 9.000 -  9.249                         28                  4,210,885.11                        2.25
 9.250 -  9.499                         78                 10,819,344.98                        5.79
 9.500 -  9.749                         86                 11,501,770.25                        6.15
 9.750 -  9.999                        171                 24,454,061.96                       13.08
10.000 - 10.249                         32                  3,327,726.51                        1.78
10.250 - 10.499                         69                  9,156,954.83                        4.90
10.500 - 10.749                         46                  6,000,409.70                        3.21
10.750 - 10.999                         92                 10,071,935.19                        5.39
11.000 - 11.249                         18                  1,843,964.49                        0.99
11.250 - 11.499                         28                  2,456,205.92                        1.31
11.500 - 11.749                         21                  2,304,361.47                        1.23
11.750 - 11.999                         17                  1,834,303.76                        0.98
12.000 - 12.249                          6                    671,640.75                        0.36
12.250 - 12.499                         10                    654,416.83                        0.35
12.500 - 12.749                          8                    713,076.58                        0.38
12.750 - 12.999                          4                    245,191.92                        0.13
13.000 - 13.249                          4                    313,941.70                        0.17
13.250 - 13.499                          2                    131,207.44                        0.07
13.500 - 13.749                          1                     80,983.93                        0.04
                                     -----               ---------------                     -------
Total                                1,507               $186,893,420.15                      100.00%
-----                                =====               ===============                     =======

________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                         COMPUTATIONAL MATERIALS FOR CONSECO FINANCE
[LOGO OF MERRILL LYNCH]  CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2000-F
--------------------------------------------------------------------------------

PREPAYMENT SCENARIOS

                                             Scenario I      Scenario II      Scenario III     Scenario IV      Scenario V
                                            ------------    -------------    --------------   -------------    ------------
Adjustable Rate Mortgage Loans /(1)/             18%              24%               30%             36%             42%
Fixed Rate Mortgage Loans /(2)/                  75%             100%              125%            150%            175%

(1)  As a conditional prepayment rate ("CPR") percentage.
(2)  As a percentage of the Prepayment Assumption for Fixed Rate Mortgage Loans.



                         CPR PREPAYMENT SENSITIVITIES

                    Scenario I            Scenario II           Scenario III            Scenario IV            Scenario V
                   ------------          ------------           ------------           ------------           ------------
                   WAL/Maturity          WAL/Maturity           WAL/Maturity           WAL/Maturity           WAL/Maturity
To Call
AF-1A               4.43    08/09         3.39   07/07          2.82    03/06           2.37   04/05           1.95  07/04
AF-1                1.52    12/03         1.21   03/03          1.02    10/02           0.89   07/02           0.79  04/02
AF-2                3.32    05/04         2.57   08/03          2.10    01/03           1.79   09/02           1.56  06/02
AF-3                5.29    04/09         4.08   05/07          3.07    08/05           2.39   10/03           2.06  05/03
AF-4                8.78    08/09         6.70   07/07          5.32    03/06           4.12   04/05           2.94  07/04
MF-1                7.32    08/09         5.60   07/07          4.57    03/06           4.08   04/05           3.71  07/04
MF-2                7.32    08/09         5.60   07/07          4.55    03/06           3.97   04/05           3.65  07/04
BF-1                5.70    04/08         4.37   07/06          3.60    05/05           3.29   08/04           3.24  03/04

AV-1                3.26    08/09         2.37   07/07          1.73    03/06           1.24   04/05           0.98  07/03
MV-1                6.62    08/09         5.07   07/07          4.58    03/06           4.45   04/05           3.66  07/04
MV-2                6.62    08/09         5.02   07/07          4.29    03/06           4.11   04/05           3.65  07/04
BV-1                4.84    07/07         3.65   09/05          3.30    08/04           3.31   05/04           2.96  01/04


To Maturity
AF-1A               4.79    11/12         3.71   05/10          3.17    09/08           2.75   07/07           2.23  03/06
AF-1                1.52    12/03         1.21   03/03          1.02    10/02           0.89   07/02           0.79  04/02
AF-2                3.32    05/04         2.57   08/03          2.10    01/03           1.79   09/02           1.56  06/02
AF-3                5.29    04/09         4.08   05/07          3.07    08/05           2.39   10/03           2.06  05/03
AF-4               10.02    03/12         7.83   10/09          6.04    11/07           4.52   06/06           3.04  04/05
MF-1                9.05    03/15         7.11   07/12          5.86    08/10           5.19   03/09           5.49  02/08
MF-2                9.04    03/15         7.10   07/12          5.82    08/10           5.05   03/09           4.52  02/08
BF-1                5.70    04/08         4.37   07/06          3.60    05/05           3.29   08/04           3.24  03/04

AV-1                3.43    08/12          2.50  02/10          1.83    06/08           1.26   03/06           0.98  07/03
MV-1                7.87    01/15          6.00  01/12          5.28    01/10           5.83   07/08           4.97  04/07
MV-2                7.87    01/15          5.94  01/12          4.98    01/10           4.50   07/08           4.01  04/07
BV-1                4.84    07/07          3.65  09/05          3.30    08/04           3.31   05/04           2.96  01/04

* The Certificates will be priced, with respect to the Fixed Rate Mortgage Loans, using 125% of the Base Prepayment Assumption. The Base Prepayment Assumption assumes a conditional prepayment rate of 4% per annum of the then outstanding principal balance of the Fixed Rate Mortgage Loans in the first month of the life of the Fixed Rate Mortgage Loans and an additional 1.45% (precisely, 16%/11) per annum in each month thereafter until the twelfth month. Beginning in the twelfth month and in each month thereafter, the conditional prepayment rate is 20% (times 125%). The Certificates will be priced, with respect to the Adjustable Rate Mortgage Loans, using a constant prepayment rate of 30% CPR.

 _______________________________________________________________________________
 Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                         COMPUTATIONAL MATERIALS FOR CONSECO FINANCE
[LOGO OF MERRILL LYNCH]  CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2000-F
--------------------------------------------------------------------------------

                      ADJUSTABLE RATE NET FUNDS CAP RATE
                      ----------------------------------

              Period     Scenario I     Scenario II        Period    Scenario I    Scenario II
              ------     ----------     -----------        ------    ----------    -----------
                 1           9.62           9.62             38         12.06         15.54
                 2           9.62           9.63             39         12.06         15.63
                 3           9.62           9.63             40         12.06         15.69
                 4           9.62           9.63             41         12.06         15.7
                 5           9.63           9.63             42         12.06         15.79
                 6           9.63           9.63             43         12.06         15.81
                 7           9.63           9.63             44         12.06         15.83
                 8           9.63           9.63             45         12.06         15.84
                 9           9.63           9.63             46         12.06         15.84
                10           9.63           9.64             47         12.06         15.85
                11           9.64           9.64             48         12.06         15.86
                12           9.64           9.64             49         12.06         15.87
                13           9.65           9.65             50         12.06         15.88
                14           9.66           9.67             51         12.06         15.89
                15           9.70           9.71             52         12.06         15.89
                16           9.73           9.74             53         12.06         15.89
                17           9.80           9.81             54         12.06         15.89
                18          10.01          10.04             55         12.06         15.89
                19          10.44          10.51             56         12.06         15.89
                20          11.19          11.4              57         12.06         15.89
                21          11.59          11.94             58         12.06         15.89
                22          11.68          12.07             59         12.06         15.89
                23          11.71          12.13             60         12.06         15.89
                24          11.97          12.57             61         12.06         15.89
                25          11.97          12.78             62         12.06         15.89
                26          11.97          13.18             63         12.06         15.89
                27          11.98          13.44
                28          11.98          13.51
                29          11.98          13.56
                30          11.99          13.83
                31          12.01          14.08
                32          12.03          14.51
                33          12.05          14.8
                34          12.05          14.87
                35          12.05          14.88
                36          12.06          15.04
                37          12.06          15.25

* Scenario I is achieved assuming 6 month LIBOR stays constant at 6.72%; run at the pricing speed to call.

** Scenario II is achieved assuming 6 month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the underlying adjustable rate mortgage loans; run at the pricing speed to call.

 _______________________________________________________________________________
 Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                         COMPUTATIONAL MATERIALS FOR CONSECO FINANCE
[LOGO OF MERRILL LYNCH]  CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2000-F
--------------------------------------------------------------------------------

FOR ADDITIONAL INFORMATION PLEASE CALL:

Asset Backed Securities Group
-----------------------------
Ken Mulford                        (212) 449-0752
Andy Coon                          (212) 449-8721
David Wu                           (212) 449-2610
Demetrios Tsipras                  (212) 449-9486
Vu Nguyen                          (212) 449-1955
Brian Swinteck                     (212) 449-4242
Neeraj Tulshan                     (212) 449-5494

MBS/ABS Trading
---------------
(New York)
Scott Soltas                       (212) 449-3659
Terrence Mack                      (212) 449-3659
Brian Kane                         (212) 449-3659
Laila Kollmorgen                   (212) 449-3659
Vince Mora                         (212) 449-5320

Asset Backed Research
---------------------
Glenn Costello                     (212) 449-4457
Joshua Anderson                    (212) 449-9622




 _______________________________________________________________________________
 Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.